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                                                                   EXHIBIT 10.24

                               VOTING AGREEMENT


     This VOTING AGREEMENT (the "Agreement") is entered into as of the 31/st/ day of December, 1998 (the "Effective Date"), by and among VOICE TECHNOLOGIES PARTNERS, LTD., a Texas limited partnership ("Partners"), L & H INVESTMENT COMPANY N.V., a Belgium corporation ("L&H"), and APPLIED VOICE RECOGNITION, INC., a Delaware corporation (the "Company"), with respect to all of the issued and outstanding common stock and preferred stock of the Company (the "Shares"), presently or hereinafter owned by Partners and L&H (Partners, L&H and the Company are sometimes hereinafter referred to individually as a "Party" and collectively as the "Parties").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, L&H and the Company are parties to that certain Applied Voice Recognition, Inc. Series D Preferred Stock and Warrant Purchase Agreement dated of even date herewith (the "Purchase Agreement"), pursuant to which L&H has acquired two thousand (2,000) shares of Series D Preferred Stock, $0.10 par value, of the Company ("Series D Preferred Stock"), and may acquire up to three thousand (3,000) additional shares of Series D Preferred Stock;

     WHEREAS, Partners currently owns five million nine hundred twenty thousand (5,920,000) shares of common stock, $0.001 par value, of the Company ("Common Stock"); and

     WHEREAS, it is the desire of the Parties to ensure that Partners shall have the right to designate three (3) of the directors of the Company and that L&H shall have the right to designate two (2) of the directors of the Company;

     NOW THEREFORE, in consideration of the promises, mutual representations, agreements and covenants herein contained, the Parties hereby mutually covenant and agree as follows:

                                   ARTICLE I

                               VOTING OF SHARES
                               ----------------

     1.1  VOTING FOR DIRECTOR DESIGNEES.  Until the termination of this
          -----------------------------
Agreement or as set forth in Section 1.3 below, in any election of the directors of the Company, all of the Shares of the Company subject to this Agreement shall be voted (a) for each of three (3) directors designated by Partners (the "Partners' Directors"), and (b) for each of two (2) directors designated by L&H (the "L&H Directors"). One of the L&H Directors shall be Joe Lernout for so long as he is willing and able to carry of the duties of a director of the Company. Each person nominated by L&H as an L&H Director and each person nominated by Partners as a Partners' Director must be qualified and shall be subject to the approval of a majority of the members of the Board of Directors of the Company, which approval shall not unreasonably be withheld.

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     1.2  ADDITIONAL VOTING AGREEMENTS.  Each of the Parties agrees to use its
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best efforts to cause designees to be elected to the Board of Directors as provided in Section 1.1. In the event of any vacancy in the Board of Directors, each of Partners and L&H agrees to vote all Shares owned or controlled by such stockholder and to otherwise use such stockholder's best efforts to fill such vacancy so that the Board of Directors of the Company will include directors designated as provided in Section 1.1. Each of Partners and L&H agrees to vote all Shares owned or controlled by such stockholder for the removal of a director whenever (but only whenever) there shall be presented to the Board of Directors the written consent that such director be removed, signed (i) by Partners, in the case of any Partners' Director, or (ii) by L&H, in the case of any L&H Director.

     1.3  TERMINATION WITH RESPECT TO ELECTION OF PARTNERS' DIRECTORS.  Any and
          -----------------------------------------------------------
all obligations of the parties hereto to cause designees of Partners to be elected to the Board of Directors shall terminate upon termination of that certain Co-Sale and Tag-Along Rights Agreement among the Parties dated December 31, 1998.

                                  ARTICLE II

                          RESTRICTION ON CERTIFICATES
                          ---------------------------

     2.1  LEGEND.   The Parties agree that all certificates representing all
          ------
Shares of the Company which at any time are subject to the provisions of this Agreement shall have conspicuously placed upon their faces the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A VOTING AGREEMENT DATED AS OF DECEMBER 31, 1998, BY AND AMONG CERTAIN STOCKHOLDERS OF THE CORPORATION AND THE CORPORATION, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS AND SHALL BE SUBJECT TO THE SAME RIGHT OF EXAMINATION BY A STOCKHOLDER OF THE CORPORATION, IN PERSON OR BY AGENT OR ATTORNEY, AS ARE THE BOOKS AND RECORDS OF THE CORPORATION.

     2.2  EFFECT OF SALE OR TRANSFER.  Unless the Parties agree otherwise, any
          --------------------------
sale or other transfer of any of the Shares subject hereto shall cause the provisions of this Agreement to be inapplicable to any such transferee and the Shares so transferred, unless such transfer is to an affiliate of the transferring party.

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                                  ARTICLE III

                           COPY OF AGREEMENT ON FILE
                           -------------------------

     A copy of this Agreement shall be placed on file at the Company's principal place of business and shall be subject to the same right of examination by a stockholder of the Company, in person or by agent or attorney, as are the books and records of the Company.

                                  ARTICLE IV

                           TERMINATION OF AGREEMENT
                           ------------------------

     This Agreement shall terminate and be of no further force and effect upon the happening of any of the following:

          (a) The written agreement of all of the Parties;

          (b) The dissolution of the Company;

          (c) Such time as all Parties shall cease to own any Shares of the Company; or

          (d) The conversion to Common Stock of at least 90% of the originally issued Series D Preferred Stock.

Upon any such termination, the Parties shall submit the certificates representing all Shares of the Company which are at such time subject to the provisions of this Agreement and which have had placed on their face the legend set forth in Article II in order that the Company reissue the Shares deleting said legend.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     5.1  AGREEMENT TO PERFORM NECESSARY ACTS.  Each of the Parties agrees to
          -----------------------------------
perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

     5.2  AMENDMENTS.  The provisions of this Agreement may be waived, altered,
          ----------
amended, or repealed, in whole or in part, only on the written consent of each of the Parties.

     5.3  SEVERABILITY.  In the event that any of the provisions or portions
          ------------
thereof, of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

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     5.4  SUCCESSORS AND ASSIGNS.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of and shall be binding on the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the Parties.

     5.5  ENTIRE AGREEMENT.  This Agreement contains the entire understanding
          ----------------
between the Parties concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the Parties, relating to the subject matter of this Agreement, which are not fully expressed herein.

     5.6  SPECIFIC ENFORCEMENT.  This Agreement shall be specifically
          --------------------
enforceable by the Parties.

     5.7  CONSIDERATION. This Agreement is made by the Parties in consideration
          -------------
of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

     5.8  GENDER AND NUMBER.  Whenever required by the context of this
          -----------------
Agreement, the singular includes the plural, the masculine includes the feminine or the neuter and the feminine includes the masculine or the neuter.

     5.9  GOVERNING LAW.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware.

     5.10 NOTICE.    Any notice required or permitted under this Agreement
          ------
shall be given in writing and shall be delivered in person or by telecopy or by overnight courier guaranteeing no later than second business day delivery, or five days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, in any case directed to the appropriate party at the address set forth below its signature hereto. Any party may change its address for notice by giving ten (10) days advance written notice to the other parties. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by telecopy or overnight courier service, with receipt acknowledged.

     5.11 ARBITRATION.  All disputes, claims, and/or requests for specific
          -----------
contractual performance, or other equitable relief, or damages or any other matters in question between the parties arising out of this Agreement shall be submitted for arbitration, provided that the parties have first made a good faith effort to resolve such matters together. Demand shall be made to the American Arbitration Association ("AAA") and shall be conducted in New York, New York by a panel of three (3) arbitrators. L&H and the Company shall each choose one (1) panel member (unless L&H is not a party to the dispute, in which case Partners and the Company shall each choose one (1) panel member) from a panel of person having experience with and knowledge of the purchase and sale of securities. The third member shall be an independent party, chosen by the first two members. At least one member of the panel must have a legal background. Arbitration shall be in accordance with the commercial rules of the AAA. The Award of the Arbitrators shall be final and judgement may be entered upon it in any court having jurisdiction

                                      -4-
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thereof, and the prevailing party shall be entitled to costs and reasonable attorneys' fees arising out of Arbitration.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

                                     PARTNERS:
                                     --------

Address for Notice:                  VOICE TECHNOLOGIES PARTNERS,
                                     LTD., a Texas limited partnership
4615 Post Oak Place, Suite 111
Houston, Texas 77027                 By: Voice Technologies Management Corp.,
Telephone:  (713) 621-5678           a Texas corporation, its general partner
Telecopier: (713) 621-5870
                                         /s/ Timothy J. Connolly
                                     By:______________________________________
                                        Timothy J. Connolly, President

                                     L&H:
                                     ---

Address for Notice:                  L & H INVESTMENT COMPANY N.V.
Sint-Krispijnstraat 7
8900 Ieper
Belgium                                  /s/ Thomas Denys
Telephone:   011-32-5-722-9540       By:______________________________________
Telecopier:  011-32-5-722-9545          C.V.B.A. Thomas Denys, Director


                                     THE COMPANY:
                                     -----------

Address for Notice:                  APPLIED VOICE RECOGNITION, INC.,
                                     a Delaware corporation
4615 Post Oak Place, Suite 111
Houston, Texas  77027                    /s/ Timothy J. Connolly
Telephone: (713) 621-5678            By:______________________________________
Telecopier:  011-32-5-722-9545          Timothy J. Connolly, Chief
                                          Executive Officer



                     [SIGNATURE PAGE TO VOTING AGREEMENT]

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